EXHIBIT G
                     SUBSCRIPTION AGREEMENT

Electronic Retailing Systems International, Inc.
372 Danbury Road
Wilton, Connecticut  06897-2523

Gentlemen:

          1. The undersigned hereby subscribes for 133,334 shares (the "Shares") of the common stock, $.01 par value ("Common Stock"), of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Corporation"). The undersigned shall, on or prior to July 8, 1996, tender payment in full for the foregoing Shares, in the amount of $2.25 per share of Common Stock, or an aggregate of $300,001.50 (the "Purchase Price"), in the manner set forth in Paragraph 8 hereof. The Corporation, in its sole discretion, may elect to cancel the offering of Common Stock at any time prior to acceptance of this subscription, and in such event neither party hereto shall have any further obligation hereunder and all funds delivered as aforesaid shall be returned to the undersigned, together with interest thereon, if any, under the escrow arrangements hereinafter described. In the event the Corporation shall not have accepted this subscription on or prior to July 31, 1996 (or the shares of Common Stock subject hereto shall not have been issued prior to such date), neither party shall have any further obligation hereunder and all funds delivered as aforesaid shall be returned to the undersigned, together with interest thereon, if any, under the escrow arrangements hereinafter described.

         2. To induce the acceptance of this subscription by the Corporation, the undersigned hereby represents, warrants, agrees and confirms to the Corporation that:

          (a) Simultaneously with the acceptance of this subscription by the Corporation, and by completing, executing and delivering the Subscriber Signature Page and Power of Attorney accompanying this Subscription Agreement, the undersigned will be bound by all of the terms and conditions hereof and be a party to the Registration Rights Agreement (as hereinafter defined), and will appoint the Corporation as attorney-in-fact of the undersigned to, among other things, execute the Registration Rights Agreement on behalf of the undersigned.

          (b) The information which the undersigned has provided to the Corporation is true and correct in all respects as of the date hereof (or, if there have been any changes in such information since the date such information was furnished, the undersigned has advised the Corporation in writing of such changes).

          (c) The address set forth below is the true and correct residence of the undersigned, the undersigned has reached the age of majority in such state or jurisdiction, and the undersigned has no present intention of becoming a resident of any other state, country or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below, and was not organized for the specific purpose of acquiring the Common Stock subscribed for herein).

          (d) The undersigned is a sophisticated investor familiar with the types of risks inherent in the purchase of the Common
Stock, and has such business or financial experience that the undersigned is capable of protecting his own interests in connection with an investment in the Corporation.

          (e) The undersigned has examined, or has had an opportunity to examine, and make copies of, before the date hereof, all information concerning the Corporation and the offering of the Common Stock requested by the undersigned, and all material documents relating to this offering, and on the basis of such examination is thoroughly familiar with the business and affairs of the Corporation. Without limiting the generality of the foregoing, the undersigned has received a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Amendment No. 1 thereto on Form 10-K/A, the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and the Corporation's Current Report on Form 8-K dated June 30, 1996. The undersigned has had an opportunity to ask questions of and receive answers from the Corporation, or a person or persons acting on its behalf, concerning the terms and conditions of this investment, and to obtain any additional information necessary to verify the accuracy of the information furnished, and all such questions have been answered to the full satisfaction of the undersigned.

          (f) No representations or warranties have been made to the undersigned by or on behalf of the Corporation, or any of its agents, employees or affiliates, and in entering into this transaction the undersigned is relying only on the results of his own independent investigation, including the information furnished by the Corporation.

          (g) The undersigned does not intend or anticipate that this investment be a source of income, the undersigned is able to bear the substantial economic risks of the investment in the Common Stock being made by him, and at the present time the undersigned could afford a complete loss of such investment.

          (h) The undersigned is acquiring the Shares for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part. In order to induce the Corporation to issue and sell the Shares subscribed for herein to the undersigned, it is agreed that the Corporation will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone other than the undersigned.

          (i)  The undersigned understands that:

               (i) The Shares are a speculative investment and may involve a high degree of risk.

               (ii) There are substantial restrictions on the transferability of the Shares; the undersigned will not initially be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") with respect to the resale of Shares; and, accordingly, it may not be possible for the undersigned to liquidate his investment in the Corporation.

          (j) The undersigned understands that the Common Stock sold hereunder has not been registered under the Securities Act in reliance on an exemption thereunder for transactions not involving any public offering and that the Common Stock sold hereunder has not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency.

          (k) The undersigned will not sell, transfer, pledge or otherwise dispose of any Shares or any interest therein, until either of the following events has occurred: (i) he has received an opinion in form and substance reasonably acceptable to the Corporation of counsel reasonably acceptable to the Corporation that registration thereof under the Securities Act is not required; or (ii) a registration statement under the Securities Act covering such securities, or interest therein and the disposition thereof has become effective under the Securities Act. Stock certificates evidencing the Shares shall be endorsed with a legend to the foregoing effect, and stop transfer instructions shall be issued with respect to the Shares, so long as the Shares are subject to such restrictions on disposition.

          (l) The undersigned is an "accredited investor" as defined under Regulation D promulgated pursuant to the Securities
Act.

          (m) If the undersigned is a corporation or trust, the officer or trustee executing this Subscription Agreement represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the articles (or certificate) of incorporation and by-laws of the corporation or by the trust agreement, as the case may be, to make this investment and to enter into this Subscription Agreement and, in the case of a corporation, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the articles (or certificate) of incorporation or by-laws, or both, authorizing the undersigned to make such investment, as well as a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing this specific investment, and in the case of a trust, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the trust agreement authorizing the trustee to make such investment.

          (n) If the undersigned is a partnership, by signing below, the partner executing this Subscription Agreement represents and warrants that each one of the foregoing representations or agreements or understandings set forth herein applies to each partner; that he is authorized to so sign; upon request of the Corporation, the undersigned will furnish to the Corporation a true and correct copy of the provisions of the undersigned's partnership agreement authorizing the executing partner to make such investments; in the case of any partner that is a trust, a trustee (or co-trustee) of the trust is authorized by the trust agreement to make this investment and to enter into this Subscription Agreement; and in the case of any partner that is a corporation, such corporation, will upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the articles (or certificate) of incorporation or by-laws, or both, authorizing such corporation to make such investment, and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing this specific investment; and in the case of a partner that is a trust, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the trust agreement authorizing the trustee to make such investment.

          3. The undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 2 hereof, and the undersigned hereby agrees to indemnify and hold harmless the Corporation and each officer and director thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned.

          4. The undersigned understands that this subscription is not binding on the Corporation until the Corporation accepts it, which acceptance is at the sole discretion of the Corporation, by executing this Subscription Agreement where indicated. Subject to such acceptance, all shares subscribed hereunder shall be issuable upon satisfaction of the conditions described under Paragraph 8.

          5. By its acceptance of this subscription, the Corporation hereby represents, warrants, agrees and confirms to the undersigned that:

          (a) The officer executing this Subscription Agreement is authorized to so sign; the Corporation is authorized by its certificate of incorporation and by-laws to accept this Subscription Agreement; and the execution and delivery hereof by the Corporation and the consummation by the Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

          (b) The Corporation is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and proposed to be conducted.

          (c) The authorized capital stock of the Corporation consists of 25,000,000 shares of Common Stock, of which 11,800,048 shares are issued and outstanding, and 2,000,000 shares of preferred stock, $1.00 par value, of which 140,000 shares are designated as Series A Cumulative, Convertible Preferred Stock ("Series A Preferred Stock"), 125,556 shares of which are issued and outstanding. There are no subscriptions, warrants, options, calls, commitments by or agreements to which the Corporation is bound relating to the issuance or purchase of any shares of Common Stock, except for: (i) warrants (the "CDA Warrants"), exercisable with respect to an aggregate of 699,724 shares of Common Stock, and a 7.4% Convertible Note (the "CDA Note") in the original principal amount of up to $5,000,000, convertible with respect to shares of Common Stock as set forth therein, held by the Connecticut Development Authority (the "CDA"); (ii) options, exercisable with respect to an aggregate of 614,619 shares of Common Stock issuable pursuant to the Corporation's 1993 Employee Stock Option Plan;
(iii) options, exercisable with respect to an aggregate of 85,000 shares of Common Stock issuable pursuant to the Corporation's 1993 Director Stock Option Plan; (iv) warrants issuable to Advest, Inc., exercisable with respect to 50,000 shares of Common Stock; (v) an aggregate of 3,138,900 shares of Common Stock issuable upon conversion of the outstanding Series A Preferred Stock; and (vi) an aggregate of up to 8,500,000 shares of Common Stock issuable pursuant to certain placing arrangements between the Corporation and Henderson Crosthwaite Institutional Brokers Limited ("HCIBL"), to be evidenced by a placing agreement (the "Placing Agreement") between the Corporation and HCIBL, and the fee and related compensation arrangements in connection therewith, and a contemporaneous private placement (the "Private Placement") of Common Stock to subscribers including certain directors of the Corporation or their affiliates. In furtherance of the transactions described under clause (vi) immediately preceding, and if the authorized capitalization of the Corporation is insufficient for the Corporation's outstanding Common Stock and shares reserved for issuance, the CDA has agreed to a moratorium on conversion of the CDA Warrants and the CDA Note pending approval of an increase in the authorized capitalization of the Corporation at its next annual meeting of stockholders. The Shares shall be duly authorized, validly issued and fully paid and non-assessable shares of Common Stock.

          6. (a) This subscription is not transferable or assignable by the undersigned.

               (b) All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Corporation, as the case may be, at the respective addresses set forth herein.

               (c)  Notwithstanding the place where this
Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and pro-visions hereof shall be construed in accordance with and governed by the laws of the State of Connecticut, USA.

               (d) This Subscription Agreement, and the agreements referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties.

               (e) The Corporation shall pay all of its expenses in connection with this Agreement and the transactions contemplated hereby.

          7. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          8. On or prior to July 8, 1996, the undersigned shall deliver, by certified check made payable to Krugman, Chapnick & Grimshaw, as escrow agent, or wire transfer to the account hereinafter designated, an amount equal to the Purchase Price. Any such check should be delivered to such escrow agent, Attention:
Howard Kailes, at Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663. Any such wire transfer shall be to the account of such escrow agent, in accordance with the following instructions:

     Name of Bank        Interchange State Bank
     Address of Bank     Park 80 West - Plaza Two
                         Saddle Brook, New Jersey 07663
     ABA # of Bank       021205871
     Account Name        Krugman, Chapnick & Grimshaw
                         Attorney Trust Account
     Account No.         11 30323


     The Purchase Price shall be held by said escrow agent, pursuant to the terms of an escrow agreement, as amended, substantially in the form heretofore delivered to the undersigned, until: (i) acceptance of this subscription and (ii) the contemporaneous occurrence of closing under the Placing Agreement and admission of the Common Stock for trading on the Alternative Investment Market of the London Stock Exchange, whereupon such funds, together with interest thereon, if any, under such escrow arrangements, shall be delivered to the Corporation. This Subscription Agreement, and related documentation, should be delivered to the Corporation at 372 Danbury Road, Wilton, Connecticut 06897, Attention: President, and shall be held thereby pending release of funds in the manner hereinabove set forth.

          9. The undersigned herewith authorizes the execution and delivery of the Registration Rights Agreement (the "Registration Rights Agreement") among the Corporation and the subscribers parties thereto, in the form heretofore submitted to the undersigned, in the name and on behalf of the undersigned (it being acknowledged and agreed that all subscribers to the Private Placement shall be identified on Schedule 1 thereto and become signatories thereof, the date thereof shall be the date of closing under this Subscription Agreement, and a reference to "up to 2,000,000 shares" shall be inserted in the first recital thereof), which shall be held in the same manner as the Subscription Agreement.

          IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Subscriber Signature Page and Power of Attorney attached hereto this 3rd day of July, 1996.

        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

        SUBSCRIBER SIGNATURE PAGE AND POWER OF ATTORNEY


     The undersigned, desiring to subscribe to shares of the common stock, $.01 par value, of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Corporation"), hereby adopts and agrees to be bound by all of the terms and provisions of (i) the foregoing Subscription Agreement (the "Subscription Agreement") and (ii) the Registration Rights Agreement (the "Registration Rights Agreement") among the Corporation and the subscribers parties thereto. The undersigned, by his execution hereof, hereby makes, constitutes and appoints the Corporation as his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file the Subscription Agreement and the Registration Rights Agreement. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive death, incapacity, insolvency, dissolution or termination of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned. The undersigned hereby confirms all of the terms and representations made by the undersigned in the Subscription Agreement hereby executed and delivered by the undersigned to the Corporation.

         PLEASE PROVIDE ALL INFORMATION REQUESTED BELOW
             (Type or print clearly using black ink)

Garfinkle Limited Partnership II
By: G.F. Managment Corp.


X s/Norton Garfinkle               X
 ----------------------------       ---------------------------
 Signature of Subscriber            Signature of Joint Subscriber
                                    (if any)

A.  Check if individual       If Fiduciary, Corporation or
        ownership.            Partnership, check if one and
                              indicate capacity of signature under
                              signature line:

If Joint Ownership, Check one:

B.  Joint Tenants with        F.  Trust - attach a copy
     Rights of Survivorship        of trust agreement

C.  Tenants in Common         G.  Power of Attorney - attach
                                   original

D.  Community Property        H.  Custodian under Uniform
                                   Gifts to Minors Act

E.  Tenants by Entirety       I.  Partnership-attach a copy
                                   of partnership agreement

                              J.  Corporation-attach a copy
                                   of corporate resolution
                                   authorizing signature and
                                   purchase

                              K.  Other-Please specify be
                                   low and supply evidence of
                                   authority to sign and pur-
                                   chase:

                                   ----------------------------



- -------------------------   or     ----------------------------
Social Security Number of          Identification Number of
Individual Subscriber              Corporate Subscriber


                    ------------------------
                    Social Security Number
                    of Individual Joint Subscriber (if any)

Subscriber Name


- ---------------------------------------------------------------
First Name - Initial Not Acceptable   M.I.     Last Name

Joint Subscriber Name (if any)


- ---------------------------------------------------------------
First Name - Initial Not Acceptable M.I.       Last Name

Partnership or Corporate Subscriber Name

Garfinkle Limited Partnership II
- ---------------------------------------------------------------


- ---------------------------------------------------------------
Jurisdiction of Incorporation of Corporate Subscriber

Residence Address, or Principal Place of Business if Corporate
Subscriber (Important: P.O. Box Numbers not acceptable for
Residence Address)

133 East 62nd Street
- ---------------------------------------------------------------
Street Number Street Name                           Apt. No.


New York, New York 10021
- ---------------------------------------------------------------
Bldg. No.       City                  State           Zip Code


Mailing Address (if other than  address above)

- ---------------------------------------------------------------
Street Number Street Name            Apt. No.


- ---------------------------------------------------------------
Bldg. No.   City           State          Zip Code


Home Telephone                  Office Telephone
              ---------------                   ---------------
              Area Code Number                  Area Code Number

         The foregoing subscription is hereby accepted by the Corporation this 5th day of July, 1996.


                              ELECTRONIC RETAILING SYSTEMS
                                INTERNATIONAL, INC., a
                                Delaware corporation



                              By s/William B. Fischer
                                -------------------------------

                     SUBSCRIPTION AGREEMENT
                        (Delayed Funding)


Electronic Retailing Systems International, Inc.
372 Danbury Road
Wilton, Connecticut  06897-2523

Gentlemen:

          1. The undersigned hereby subscribes for 67,447 shares (the "Shares") of the common stock, $.01 par value ("Common Stock"), of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Corporation"). The undersigned shall, contemporaneously with closing under the Placing Agreement (as hereinafter defined) and admission of the Common Stock for trading on the Alternative Investment Market of the London Stock Exchange, tender payment in full for the foregoing Shares, in the amount of $2.25 per share of Common Stock, or an aggregate of $151,755.75 (the "Purchase Price"), in the manner set forth in Paragraph 8 hereof, subject to prior acceptance hereof by the Corporation. The Corporation, in its sole discretion, may elect to cancel the offering of Common Stock at any time prior to acceptance of this subscription, and in such event neither party hereto shall have any further obligation hereunder. In the event the Corporation shall not have accepted this subscription on or prior to July 31, 1996 (or the shares of Common Stock subject hereto shall not have been issued prior to such date), neither party shall have any further obligation hereunder.

         2. To induce the acceptance of this subscription by the Corporation, the undersigned hereby represents, warrants, agrees and confirms to the Corporation that:

          (a) Simultaneously with the acceptance of this subscription by the Corporation, and by completing, executing and delivering the Subscriber Signature Page and Power of Attorney accompanying this Subscription Agreement, the undersigned will be bound by all of the terms and conditions hereof and be a party to the Registration Rights Agreement (as hereinafter defined), and will appoint the Corporation as attorney-in-fact of the undersigned to, among other things, execute the Registration Rights Agreement on behalf of the undersigned.

          (b) The information which the undersigned has provided to the Corporation is true and correct in all respects as of the date hereof (or, if there have been any changes in such information since the date such information was furnished, the undersigned has advised the Corporation in writing of such changes).

          (c) The address set forth below is the true and correct residence of the undersigned, the undersigned has reached the age of majority in such state or jurisdiction, and the undersigned has no present intention of becoming a resident of any other state, country or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below, and was not organized for the specific purpose of acquiring the Common Stock subscribed for herein).

          (d) The undersigned is a sophisticated investor familiar with the types of risks inherent in the purchase of the Common
Stock, and has such business or financial experience that the undersigned is capable of protecting his own interests in connection with an investment in the Corporation.

          (e) The undersigned has examined, or has had an opportunity to examine, and make copies of, before the date hereof, all information concerning the Corporation and the offering of the Common Stock requested by the undersigned, and all material documents relating to this offering, and on the basis of such examination is thoroughly familiar with the business and affairs of the Corporation. Without limiting the generality of the foregoing, the undersigned has received a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Amendment No. 1 thereto on Form 10-K/A, the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and the Corporation's Current Report on Form 8-K dated June 30, 1996. The undersigned has had an opportunity to ask questions of and receive answers from the Corporation, or a person or persons acting on its behalf, concerning the terms and conditions of this investment, and to obtain any additional information necessary to verify the accuracy of the information furnished, and all such questions have been answered to the full satisfaction of the undersigned.

          (f) No representations or warranties have been made to the undersigned by or on behalf of the Corporation, or any of its agents, employees or affiliates, and in entering into this transaction the undersigned is relying only on the results of his own independent investigation, including the information furnished by the Corporation.

          (g) The undersigned does not intend or anticipate that this investment be a source of income, the undersigned is able to bear the substantial economic risks of the investment in the Common Stock being made by him, and at the present time the undersigned could afford a complete loss of such investment.

          (h) The undersigned is acquiring the Shares for his own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part. In order to induce the Corporation to issue and sell the Shares subscribed for herein to the undersigned, it is agreed that the Corporation will have no obligation to recognize the ownership, beneficial or otherwise, of the Shares by anyone other than the undersigned.

          (i)  The undersigned understands that:

               (i) The Shares are a speculative investment and may involve a high degree of risk.

               (ii) There are substantial restrictions on the transferability of the Shares; the undersigned will not initially be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") with respect to the resale of Shares; and, accordingly, it may not be possible for the undersigned to liquidate his investment in the Corporation.

          (j) The undersigned understands that the Common Stock sold hereunder has not been registered under the Securities Act in reliance on an exemption thereunder for transactions not involving any public offering and that the Common Stock sold hereunder has not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency.

          (k) The undersigned will not sell, transfer, pledge or otherwise dispose of any Shares or any interest therein, until either of the following events has occurred: (i) he has received an opinion in form and substance reasonably acceptable to the Corporation of counsel reasonably acceptable to the Corporation that registration thereof under the Securities Act is not required; or (ii) a registration statement under the Securities Act covering such securities, or interest therein and the disposition thereof has become effective under the Securities Act. Stock certificates evidencing the Shares shall be endorsed with a legend to the foregoing effect, and stop transfer instructions shall be issued with respect to the Shares, so long as the Shares are subject to such restrictions on disposition.

          (l) The undersigned is an "accredited investor" as defined under Regulation D promulgated pursuant to the Securities
Act.

          (m) If the undersigned is a corporation or trust, the officer or trustee executing this Subscription Agreement represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the articles (or certificate) of incorporation and by-laws of the corporation or by the trust agreement, as the case may be, to make this investment and to enter into this Subscription Agreement and, in the case of a corporation, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the articles (or certificate) of incorporation or by-laws, or both, authorizing the undersigned to make such investment, as well as a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing this specific investment, and in the case of a trust, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the trust agreement authorizing the trustee to make such investment.

          (n) If the undersigned is a partnership, by signing below, the partner executing this Subscription Agreement represents and warrants that each one of the foregoing representations or agreements or understandings set forth herein applies to each partner; that he is authorized to so sign; upon request of the Corporation, the undersigned will furnish to the Corporation a true and correct copy of the provisions of the undersigned's partnership agreement authorizing the executing partner to make such investments; in the case of any partner that is a trust, a trustee (or co-trustee) of the trust is authorized by the trust agreement to make this investment and to enter into this Subscription Agreement; and in the case of any partner that is a corporation, such corporation, will upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the articles (or certificate) of incorporation or by-laws, or both, authorizing such corporation to make such investment, and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing this specific investment; and in the case of a partner that is a trust, the undersigned will, upon request of the Corporation, furnish to the Corporation a true and correct copy of the provisions of the trust agreement authorizing the trustee to make such investment.

          3. The undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 2 hereof, and the undersigned hereby agrees to indemnify and hold harmless the Corporation and each officer and director thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned.

          4. The undersigned understands that this subscription is not binding on the Corporation until the Corporation accepts it, which acceptance is at the sole discretion of the Corporation, by executing this Subscription Agreement where indicated. Subject to such acceptance, all shares subscribed hereunder shall be issuable upon satisfaction of the conditions described under Paragraph 8.

          5. By its acceptance of this subscription, the Corporation hereby represents, warrants, agrees and confirms to the undersigned that:

          (a) The officer executing this Subscription Agreement is authorized to so sign; the Corporation is authorized by its certificate of incorporation and by-laws to accept this Subscription Agreement; and the execution and delivery hereof by the Corporation and the consummation by the Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

          (b) The Corporation is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and proposed to be conducted.

          (c) The authorized capital stock of the Corporation consists of 25,000,000 shares of Common Stock, of which 11,800,048 shares are issued and outstanding, and 2,000,000 shares of preferred stock, $1.00 par value, of which 140,000 shares are designated as Series A Cumulative, Convertible Preferred Stock ("Series A Preferred Stock"), 125,556 shares of which are issued and outstanding. There are no subscriptions, warrants, options, calls, commitments by or agreements to which the Corporation is bound relating to the issuance or purchase of any shares of Common Stock, except for: (i) warrants (the "CDA Warrants"), exercisable with respect to an aggregate of 699,724 shares of Common Stock, and a 7.4% Convertible Note (the "CDA Note") in the original principal amount of up to $5,000,000, convertible with respect to shares of Common Stock as set forth therein, held by the Connecticut Development Authority (the "CDA"); (ii) options, exercisable with respect to an aggregate of 614,619 shares of Common Stock issuable pursuant to the Corporation's 1993 Employee Stock Option Plan;
(iii) options, exercisable with respect to an aggregate of 85,000 shares of Common Stock issuable pursuant to the Corporation's 1993 Director Stock Option Plan; (iv) warrants issuable to Advest, Inc., exercisable with respect to 50,000 shares of Common Stock; (v) an aggregate of 3,138,900 shares of Common Stock issuable upon conversion of the outstanding Series A Preferred Stock; and (vi) an aggregate of up to 8,500,000 shares of Common Stock issuable pursuant to certain placing arrangements between the Corporation and Henderson Crosthwaite Institutional Brokers Limited ("HCIBL"), to be evidenced by a placing agreement (the "Placing Agreement") between the Corporation and HCIBL, and the fee and related compensation arrangements in connection therewith, and a contemporaneous private placement (the "Private Placement") of Common Stock to subscribers including certain directors of the Corporation or their affiliates. In furtherance of the transactions described under clause (vi) immediately preceding, and if the authorized capitalization of the Corporation is insufficient for the Corporation's outstanding Common Stock and shares reserved for issuance, the CDA has agreed to a moratorium on conversion of the CDA Warrants and the CDA Note pending approval of an increase in the authorized capitalization of the Corporation at its next annual meeting of stockholders. The Shares shall be duly authorized, validly issued and fully paid and non-assessable shares of Common Stock.

          6. (a) This subscription is not transferable or assignable by the undersigned.

               (b) All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Corporation, as the case may be, at the respective addresses set forth herein.

               (c)  Notwithstanding the place where this
Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and pro-visions hereof shall be construed in accordance with and governed by the laws of the State of Connecticut, USA.

               (d) This Subscription Agreement, and the agreements referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties.

               (e) The Corporation shall pay all of its expenses in connection with this Agreement and the transactions contemplated hereby.

          7. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          8. Contemporaneously with closing under the Placing Agreement, and admission of the Common Stock for trading on the Alternative Investment Market of the London Stock Exchange, the undersigned shall deliver to the Corporation an amount equal to the Purchase Price, by certified check, wire transfer, or offset against amounts payable to the undersigned under a certain Conversion Agreement entered into by the Corporation and the undersigned. This Subscription Agreement, and related documentation, should be delivered to the Corporation at 372 Danbury Road, Wilton, Connecticut 06897, Attention: President, and shall be held thereby pending delivery of funds in the manner hereinabove set forth.

          9. The undersigned herewith authorizes the execution and delivery of the Registration Rights Agreement (the "Registration Rights Agreement") among the Corporation and the subscribers parties thereto, in the form heretofore submitted to the undersigned, in the name and on behalf of the undersigned (it being acknowledged and agreed that all subscribers to the Private Placement shall be identified on Schedule 1 thereto and become signatories thereof, the date thereof shall be the date of closing under this Subscription Agreement, and a reference to "up to 2,000,000 shares" shall be inserted in the first recital thereof), which shall be held in the same manner as the Subscription Agreement.

          IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Subscriber Signature Page and Power of Attorney attached hereto this 3rd day of July, 1996.

        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

        SUBSCRIBER SIGNATURE PAGE AND POWER OF ATTORNEY


     The undersigned, desiring to subscribe to shares of the common stock, $.01 par value, of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Corporation"), hereby adopts and agrees to be bound by all of the terms and provisions of (i) the foregoing Subscription Agreement (the "Subscription Agreement") and (ii) the Registration Rights Agreement (the "Registration Rights Agreement") among the Corporation and the subscribers parties thereto. The undersigned, by his execution hereof, hereby makes, constitutes and appoints the Corporation as his true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his name, place and stead to make, execute, sign, acknowledge, swear to, record and file the Subscription Agreement and the Registration Rights Agreement. The power of attorney hereby granted shall be deemed to be coupled with an interest and shall be irrevocable and survive death, incapacity, insolvency, dissolution or termination of the undersigned or any delivery by the undersigned of an assignment of the whole or any portion of the interest of the undersigned. The undersigned hereby confirms all of the terms and representations made by the undersigned in the Subscription Agreement hereby executed and delivered by the undersigned to the Corporation.

         PLEASE PROVIDE ALL INFORMATION REQUESTED BELOW
             (Type or print clearly using black ink)

Garfinkle Limited Partnership II
By: G.F. Management Corp.


X  s/Norton Garfinkle           X
 ---------------------------     ---------------------------
 Signature of Subscriber         Signature of Joint Subscriber
                                 (if any)

A.  Check if individual       If Fiduciary, Corporation or
        ownership.            Partnership, check if one and
                              indicate capacity of signature under
                              signature line:

If Joint Ownership, Check one:

B.  Joint Tenants with        F.  Trust - attach a copy
     Rights of Survivorship        of trust agreement

C.  Tenants in Common         G.  Power of Attorney - attach
                                   original

D.  Community Property        H.  Custodian under Uniform
                                   Gifts to Minors Act

E.  Tenants by Entirety       I.  Partnership-attach a copy
                                   of partnership agreement

                              J.  Corporation-attach a copy
                                   of corporate resolution
                                   authorizing signature and
                                   purchase

                              K.  Other-Please specify be
                                   low and supply evidence of
                                   authority to sign and pur-
                                   chase:

                                -------------------------------



- -----------------------      or    ----------------------------
Social Security Number of          Identification Number of
Individual Subscriber              Corporate Subscriber


                    ----------------------
                    Social Security Number
                    of Individual Joint Subscriber (if any)

Subscriber Name

- ---------------------------------------------------------------
First Name - Initial Not Acceptable   M.I.     Last Name

Joint Subscriber Name (if any)

- ---------------------------------------------------------------
First Name - Initial Not Acceptable M.I.       Last Name

Partnership or Corporate Subscriber Name


Garfinkle Limited Partnership II
- ---------------------------------------------------------------

- ---------------------------------------------------------------
Jurisdiction of Incorporation of Corporate Subscriber

Residence Address, or Principal Place of Business if Corporate
Subscriber (Important: P.O. Box Numbers not acceptable for
Residence Address)

133 East 62nd Street
- ---------------------------------------------------------------
Street Number Street Name                           Apt. No.

New York, New York 10021
- ---------------------------------------------------------------
Bldg. No.       City                  State           Zip Code


Mailing Address (if other than  address above)

- ---------------------------------------------------------------
Street Number Street Name            Apt. No.


- ---------------------------------------------------------------
Bldg. No.   City           State               Zip Code


Home Telephone                  Office Telephone
              -----------------                 ---------------
               Area Code Number                 Area Code Number

         The foregoing subscription is hereby accepted by the Corporation this 5th day of July, 1996.


                              ELECTRONIC RETAILING SYSTEMS
                                INTERNATIONAL, INC., a
                                Delaware corporation



                              By s/William B. Fischer
                                -------------------------------